Form 8-K
U.S. Securities and Exchange Commission
  Washington, D.C. 20549


Pursuant to Section 13 OR 15(d) of the Securities Exchange
Act of 1934



TELESOFT CORP.
(Exact name of small business issuer as specified in its charter)


        Arizona                                        86-0431009
(State or other jurisdiction of                      (I.R.S. Employer
Identification No.)
 incorporation or organization)



3216 North Third Street, Phoenix, Arizona  85012
 (Address of principal executive offices)


(602) 265-6311
(Issuer's telephone number, including area code)



(Former name, former address and former fiscal year, if changed since last report)


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Item 4.    Changes in Registrant's Certifying Accountants

In January, 1997, the Registrant, acting on the direction of its Board of Directors, informed Semple & Cooper, P.L.C., that it desired to obtain proposals for its November 30, 1996 audit from a national CPA firm.

Semple & Cooper, P.L.C.'s reports on the Registrant's financial statements for the years ended November 20, 1994 and 1995, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or principles. There were no disagreements with Semple & Cooper, P.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure through Semple & Cooper, P.L.C.'s issuance of their report in connection with their audit of the Registrant's financial statements for the year ended November 30, 1995.

On  February 3, 1997, the Registrant selected Coopers & Lybrand,
L.L.P. as its new independent accountants.

Item 7.  Exhibits

    16 - Letter from Semple & Cooper, P.L.C regarding change of certifying independent accountants.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf bye the undersigned hereunto duly authorized.


Telesoft Corp.



/s/ Thierry E. Zerbib

Thierry E. Zerbib
Vice President/Secretary
Date:  February 7, 1997